UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 23, 2024

Portman Ridge Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 3rd Floor New York , New York	10022
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (
212
)
891-2880
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.
On July 23, 2024, Great Lakes Portman Ridge Funding LLC (“SPV”), a wholly-owned subsidiary of Portman Ridge Finance Corporation (the “Company”), entered into a second amendment (“Second Amendment”) to its senior secured revolving credit facility (“Credit Facility”) dated December 18, 2019 (as amended by the first amendment, dated as of April 29, 2022 and as further amended, modified, supplemented or restated from time to time, the “Revolving Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”). JPM serves as administrative agent, U.S. Bank National Association serves as collateral agent, securities intermediary and collateral administrator, and the Company serves as portfolio manager under the Revolving Credit Facility.
The Second Amendment, among other things, (i) provided for a committed increase to the aggregate principal amount of the Credit Facility in an amount not to exceed $85,000,000, subject to the satisfaction of certain conditions, (ii) provided for a committed seven-day
bridge advance in an aggregate principal amount of $18,250,000, subject to the satisfaction of certain conditions, (iii) reduced the applicable margin on the Credit Facility to 2.50% per annum, (iv) extended the period in which the Company may request advances under the Credit Facility to August 29, 2026, (v) extended the stated maturity of the Credit Facility to August 29, 2027, (vi) extended the non-call
period under the Credit Facility to April 29, 2025, and (vii) provided for certain fees to be paid to the administrative agent and the lenders in connection therewith.
The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Revolving Credit Facility conformed through the Second Amendment, which is filed as Exhibit 10.1 to this current report on Form
8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
On July 29, 2024, the Company issued a press release announcing the closing of the Second Amendment. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as
amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Loan and Security Agreement Conformed Through the Second Amendment dated as of July 23, 2024 among Great Lakes Portman Ridge Funding LLC, The Lenders Party Hereto, The Collateral Administrator, Collateral Agent ad Securities Intermediary Party Hereto, JPMorgan Chase Bank, National Association, as Administrative Agent and Portman Ridge Finance Corporation, as Portfolio Manager.

99.1	Press Release, dated July 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this
report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: July 29, 2024